DEPARTMENT OF VETERANS AFFAIRS
                                 Medical Center
                                508 Fulton Street
                                 Durham NC 27705

January 23, 2002
                                                              In Reply Refer To:
                                                                         558/90C

National Research Corporation
Attn:  Patrick E. Beans
1245 Q. Street
Lincoln, NE 68508

Dear Mr. Bean:

          Acceptance is made of your offer submitted in response to our RFQ 558-Q4l-02 to furnish Veteran Satisfaction Surveys for the Performance Analysis Center for Excellence (PACE), located at 615 Davis Drive, Suite 800, Morrisville, NC, under the MOBIS Contract No. GS-1OF-0332L. The period of the contract is established for January 23, 2002 through September 30, 2002 in the estimated annual amount of $4,665,882.00. Purchase Order Number 558-HT1002 has been assigned and must appear on all invoices and future correspondence. An executed copy of the contract is enclosed for your files.

          In accordance with VAAR Clause 852.270-1, PACE Staff members have been delegated Contracting Officer's Technical Representatives on this contract. All work performed under this contract must be coordinated through the representatives. A copy of the memo of delegation is enclosed.

          Payment will be made monthly in arrears upon submission of your properly prepared invoice to the Resource Support Service (04), VA Medical Center (558), 1970 Roanoke Blvd., Salem, VA 24153. The contract number must be reflected on your invoice.

          If there are any questions, please feel free to contact the undersigned at (919) 286-6915.

                                        Sincerely,


                                        BERMA K. NORRIS
                                        Contracting Officer

Enclosures:
Purchase Order No. 558-HT1002
Delegation of COTR

====================================================================================================================================
SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS                          1.  REQUISITION NUMBER                     PAGE 1 OF 36
  OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30                              558-02-2-8888-0944
------------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.              3.  AWARD/EFFECTIVE      4.  ORDER NUMBER   5.  SOLICITATION NUMBER       6.  SOLICITATION ISSUE DATE
     GS-10F-0332L             DATE         1/23/02        558-HT1002         558-Q41-02                           10/9/2001
------------------------------------------------------------------------------------------------------------------------------------
7.  FOR SOLICITATION      a.  NAME                                        b.  TELEPHONE NUMBER (No         8. OFFER DUE DATE/
INFORMATION CALL:               Berma Norris                              Collect Calls)                   10/24/01; 4:30 pm LOCAL

                                                                                           919/286-6915
------------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY                        CODE   558/90C  10. THIS ACQUISITION IS      11. DELIVERY FOR FOB      12. DISCOUNT TERMS
                                                                                 DESTINATION UNLESS
                                                    |X| UNRESTRICTED             BLOCK IS MARKED
                                                    |_| SET ASIDE  % FOR         |_| SEE SCHEDULE
Department of Veterans Affairs                      |_| SMALL BUSINESS
VA Medical Center                                   |_| SMALL DISADV. BUSINESS
Acquisition Materiel Management (90C)               |_| 8(A)
508 Fulton Street
Durham, NC 27705                                           NAICS
Attn:  Berma Norris                                 SIC. 541613
                                                    SIZE STANDARD: $5.0 MILLION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 |_|13A. THIS CONTRACT IS A RATED ORDER
                                                                                        UNDER DPAS (15 CFR 700)
                                                                                 N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 13B. RATING   N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 14. METHOD OF SOLICITATION
                                                                                 |X| RFQ         |_| IFB           |_| RFP
------------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO                      CODE            16. ADMINISTERED BY                                                    CODE

         Same as Block 9                                                          Same as Block 9

------------------------------------------------------------------------------------------------------------------------------------
             CODE  1TFT6        FACILITY            18A. PAYMENT WILL BE MADE BY                                           CODE
                                CODE

 National Research Corporation                      RESOURCES SUPPORT SERVICE (04)
   1245 Q. Street                                   VA Medical Center (558)
  Lincoln, NE 68508                                 1970 Roanoke Blvd.
                                                    Salem, VA 24153
Duns No.          05-085-7788
Telephone No. 800-388-4264  fax 402-475-9061
------------------------------------------------------------------------------------------------------------------------------------
|_|                                                 18B.SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS CHECKED
17B.CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH                           |_| SEE ADDENDUM
ADDRESS IN OFFER
------------------------------------------------------------------------------------------------------------------------------------
     19                               20                                21               22               23             24
  ITEM NO.               SCHEDULE OF SUPPLIES/SERVICE                QUANTITY           UNIT          UNIT PRICE       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
1.               Furnish Veteran Satisfaction Surveys in accordance                                                   Attached
                 with the attached scope of work for the Performance
                 Analysis Center for Excellence (PACE) located at
                 615 Davis Drive, Suite 800, Morrisville, NC, in
                 accordance with MOBIS - Schedule 874-3 Survey Services.
                 AS DESCRIBED HEREIN:

                     (ATTACH ADDITIONAL SHEETS AS NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
25. ACCOUNTING AND APPROPRIATION DATA                                               26. TOTAL AMOUNT AWARD (FOR GOVT. USE ONLY)
    36X4537B3      BOC 2529   Cost Center 615300      HT1002                                  Est. $4,665,882.00
------------------------------------------------------------------------------------------------------------------------------------
|X| 27A.SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3     ADDENDA |X|  ARE  |_| ARE NOT ATTACHED.
        AND FAR 52.212-5 ARE ATTACHED.
|_| 27B.CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4.                 ADDENDA |_| ARE |_| ARE NOT ATTACHED.
        FAR 52.212-5 IS ATTACHED.
------------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ___0____ COPIES       29. AWARD OF CONTRACT:  REFERENCE __your__ OFFER
    TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET    |X| YOUR OFFER ON SOLICITATION (BLOCK 5),
|X| FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO   INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET
    THE TERMS AND CONDITIONS SPECIFIED HEREIN.                                    FORTH HEREIN, IS ACCEPTED AS TO ITEMS: MARKED "A"
                                                                                  DATED    10/23/01
------------------------------------------------------------------------------------------------------------------------------------
30A. SIGNATURE OF OFFEROR/CONTRACTOR                               31A. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

------------------------------------------------------------------------------------------------------------------------------------
30B. NAME AND TITLE OF SIGNER (TYPE OR PRINT)   30C DATE SIGNED  31B. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)  31C. DATE SIGNED

Patrick E. Beans, CFO                               10/23/01     BERMA K. NORRIS
------------------------------------------------------------------------------------------------------------------------------------
32A. QUANTITY IN COLUMN 21 HAS BEEN                             33. SHIP NUMBER       34. VOUCHER NUMBER    35. AMOUNT VERIFIED
                                                                                                                CORRECT FOR
|_| RECEIVED    |_| INSPECTED   |_| ACCEPTED AS CONFORMS TO THE  -----------------
                       CONTRACT, EXCEPT AS NOTED                   PARTIAL   FINAL
------------------------------------------------------------------------------------------------------------------------------------
32B. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE    32C. DATE     36. PAYMENT                              37. CHECK NUMBER

                                                                   __ COMPLETE   __ PARTIAL   __ FINAL
------------------------------------------------------------------------------------------------------------------------------------
41A. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT      38. S/R ACCOUNT NUMBER  39. S/R VOUCHER NUMBER   40. PAID BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   42A. RECEIVED BY (PRINT)
------------------------------------------------------------------------------------------------------------------------------------
41B. SIGNATURE AND TITLE OF CERTIFYING OFFICER       41C. DATE     42B. RECEIVED AT (LOCATION)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   42C. DATE REC'D         42D. TOTAL CONTAINERS
                                                                   (YY/MM/DD)
------------------------------------------------------------------------------------------------------------------------------------

RFQ 558-Q41-02
CONTINUATION BLOCK

2.1  CONTRACT ADMINISTRATION DATA

(continuation from Standard Form 1449, block 18A.)

1. Contract Administration: All contract administration matters will be handled by the following individuals:

         a.       CONTRACTOR:       National Research Corporation
                                    1245 Q. Street
                                    Lincoln, NE 68508

         b.       GOVERNMENT:       Contracting Officer (90C)
                                    Berma Norris
                                    Dept. of Veterans Affairs Medical Center
                                    508 Fulton Street
                                    Durham NC 27705-3875

2. CONTRACTOR REMITTANCE ADDRESS: All payments by the Government to the contractor will be made in accordance with:

          [X] 52.232-34, Payment by Electronic Funds Transfer - Other than
                         Central Contractor Registration, or

mailed to the following address:
                                ------------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

3.   INVOICES: Invoices shall be submitted in arrears:

     a.   Quarterly              [ ]
     b.   Semi-Annually  [ ]
     c.   Other                  [X] (please specify) Monthly
                                                      -------

4. GOVERNMENT INVOICE ADDRESS: All invoices from the contractor shall be mailed to the following address:

     Fiscal Officer (04)
     Department of Veterans Affairs Medical Center
     508 Fulton Street
     Durham, NC 27705

OFFERORS MUST COMPLETE AND RETURN ALL INFORMATION DESIGNATED IN 52.212-1, INSTRUCTIONS TO OFFERORS - COMMERCIAL ITEMS, PARAGRAPH b, PRIOR TO THE TIME SPECIFIED IN BLOCK 8 OF SF 1449 IN ORDER TO BE CONSIDERED FOR AWARD.

ACKNOWLEDGMENT OF AMENDMENTS: The offeror acknowledges receipt of amendments to the Solicitation numbered and dated as follows:

              Price/Cost Proposal - VHA RFQ NRC Alternate Approach

              Price/Cost Proposal - VHA RFQ NRC Alternate Approach
                           Base Year - September 2002

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
1. Recently Discharged Inpatient Survey
    Semi-Annually (* estimated patients)              2    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
2. Ambulatory Care Survey General Primary Care
    Visits (Quarterly) (* estimated patients)         4    Surveys     *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
3. Ambulatory Care Survey Persian Gulf Era Survey
    (Deployed and Non-Deployed) Annually              1    Surveys     *     *
     (* estimated patients)
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

--------------------------------------------------------------------------------
4. Ambulatory Care Spinal Cord Patient Survey
    Annually (* estimated patients)                  1     Surveys     *     *
   16 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
5. Home Based Primary Care Survey Annually
     (* estimated patients)                          1     Surveys     *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
6. Prosthetics and Sensory Aids Patient Survey
     (* estimated patients)                          1     Surveys     *    *
   10 pages approx. (Every other year)
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
7. Diabetic Foot Care (DQIP) Annually
     (* estimated patients)                          1     Surveys     *     *
   20 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

The Government may exercise the option to renew this contract for four (4) additional years in accordance with Clause 52.217-9. If the option is exercised, written notice will be provided.

SUPPLIES OR SERVICES AND PRICE/COST

OPTION YEAR I:

Contractor to provide all labor, equipment, materials and supervision to process Patient Surveys as listed herein for the Department of Veterans Affairs for the period of October 1, 2002 through September 30, 2003.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
1. Recently Discharged Inpatient Survey
    Semi-Annually (* estimated patients)              2    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
2. Ambulatory Care Survey General Primary Care
    Visits (Quarterly) (* estimated patients)         4    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

--------------------------------------------------------------------------------
3. Ambulatory Care Survey Persian Gulf Era Survey
    (Deployed and Non-Deployed) Annually
    (*estimated patients)                             1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
4. Ambulatory Care Spinal Cord Patient Survey
    Annually (* estimated patients)                   1    Surveys    *     *
   16 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
5. Home Based Primary Care Survey Annually
    (* estimated patients)                            1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
6  Diabetic Foot Care (DQIP) Annually
    (* estimated patients)                            1    Surveys    *     *
   20 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

SUPPLIES OR SERVICES AND PRICE/COST

OPTION YEAR II:

Contractor to provide all labor, equipment, materials and supervision to process Patient Surveys as listed herein for the Department of Veterans Affairs for the period of October 1, 2003 through September 30, 2004.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
1. Recently Discharged Inpatient Survey Semi-Annually
    (* estimated patients)                            2    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
2. Ambulatory Care Survey General Primary Care Visits
    (Quarterly) (* estimated patients)                4    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
3. Ambulatory Care Survey Persian Gulf Era Survey
    (Deployed and Non-Deployed) Annually
    (*estimated patients)                             1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
4. Ambulatory Care Spinal Cord Patient Survey
    Annually (* estimated patients)                   1    Surveys    *     *
   16 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
5. Home Based Primary Care Survey Annually
    (* estimated patients)                            1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
6. Prosthetics and Sensory Aids Patient Survey
    (* estimated patients)                            1    Surveys    *     *
   10 pages approx. (Every other year)
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
7. Diabetic Foot Care (DQIP) Annually
    (* estimated patients)                            1    Surveys    *     *
   20 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

SUPPLIES OR SERVICES AND PRICE/COST

OPTION YEAR III:

Contractor to provide all labor, equipment, materials and supervision to process Patient Surveys as listed herein for the Department of Veterans Affairs for the period of October 1, 2004 through September 30, 2005.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
1. Recently Discharged Inpatient Survey Semi-Annually
    (* estimated patients)                            2    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
2. Ambulatory Care Survey General Primary Care Visits
    (Quarterly) (* estimated patients)                4    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
3. Ambulatory Care Survey Persian Gulf Era Survey
    (Deployed and Non-Deployed) Annually
    (*estimated patients)                             1    Surveys    *    *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
4. Ambulatory Care Spinal Cord Patient Survey
    Annually (* estimated patients)                   1    Surveys    *     *
   16 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
5. Home Based Primary Care Survey Annually
    (* estimated patients)                            1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
6. Diabetic Foot Care (DQIP) Annually
    (* estimated patients)                            1    Surveys    *     *
   20 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

SUPPLIES OR SERVICES AND PRICE/COST

OPTION YEAR IV:

Contractor to provide all labor, equipment, materials and supervision to process Patient Surveys as listed herein for the Department of Veterans Affairs for the period of October 1, 2005 through September 30, 2006.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
1. Recently Discharged Inpatient Survey Semi-Annually
     (* estimated patients)                           2    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
2. Ambulatory Care Survey General Primary Care Visits
    (Quarterly) (* estimated patients)                4    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
3. Ambulatory Care Survey Persian Gulf Era Survey
    (Deployed and Non-Deployed) Annually
    (* estimated patients)                            1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

--------------------------------------------------------------------------------
ITEM                                                                       TOTAL
 NO.                       SURVEY DESCRIPTION         QTY  UNIT  UNIT COST  COST
--------------------------------------------------------------------------------
4. Ambulatory Care Spinal Cord Patient Survey
    Annually (* estimated patients)                   1    Surveys    *     *
   16 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
5. Home Based Primary Care Survey Annually
    (* estimated patients)                            1    Surveys    *     *
   12 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
6. Prosthetics and Sensory Aids Patient Survey
    (* estimated patients)                            1    Surveys    *     *
   10 pages approx. (Every other year)
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------
7. Diabetic Foot Care (DQIP) Annually
    (* estimated patients)                            1    Surveys    *     *
   20 pages approx.
   Set Up Costs                         *
   Printing                             *
   Distribution Costs                   *
   Receipt and Processing Costs         *
   Comment Capture                      *
   Reporting                            *
   POSTAGE                              *
--------------------------------------------------------------------------------

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.
                                       14